INDEPENDENT AUDITORS' CONSENT            Exhibit 14(a)

The Board of Trustees
of The Eclipse Funds:

     We consent to the reference to our firm in the section "Financial Highlights" included in the registration statement of the Eclipse Ultra Short Duration Fund filed on Form N-14.

                                                        /s/ KPMG LLP

Philadelphia, Pennsylvania
October 1, 2003